Operating Right-of-use asset, net (Tables)	12 Months Ended
Mar. 31, 2024
Operating Right-of-use Asset Net
Schedule of operating right of use asset net

	March 31,	Increase/	Exchange rate	March 31,
	2023	(Decrease)	translation	2024
Shenzhen Wan	$211,765	$—	$(6,664)	$205,101
Longcheng Car	99,580	—	(3,134)	96,446
Total right-of-use assets, at cost	311,345	—	(9,798)	301,547
Less: accumulated amortization	(138,549)	(167,359)	4,361	(301,547)
Right-of-use assets, net	$172,796	$(167,359)	$(5,437)	$—